SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            Reported) August 20, 1996


         FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1996, which forms FURST Home Equity Loan Trust 1996-1, which will issue Series 1996-1 Home Equity Loan Asset-Backed Certificates).


            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             (Exact name of registrant as specified in its charter)



        North Carolina                 333-3574               56-1967773
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
         of Incorporation)           File Number)          Identification #)



301 South College Street
Charlotte, North Carolina                                       28202
(Address of Principal                                         (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code 704-383-3624




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Item 5.  Other Events.


Incorporation of Certain Documents by Reference


The financial statements of Financial Guaranty Insurance Company


The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 that are included in this Form 8K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in the Form 8k and to being named as "experts" in the Prospectus Supplement for the FURST Home Equity Loan Trust 1996-1 is attached hereto as Exhibit 23.

The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of Guaranty Insurance Company as of June 30, 1996 are attached hereto as Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         23.   Consent of KPMG Peat Marwick

         99.1 Financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994.

         99.2 Unaudited financial statements of Financial Guaranty Insurance Company as of June 30, 1996.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

                                       FIRST UNION SECURITIZATION
                                       TRANSACTIONS, INC.



                                       By:
                                            Name:  Patrick J. Tadie
                                            Title: Vice President

Dated:  August 23, 1996



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                                  Exhibit Index

         Exhibit                                      Page

           23    Consent of KPMG Peat Marwick            5

           99.1  Financial statements of Financial
                 Guaranty Insurance Company as of
                 December 31, 1995 and 1994.             6

           99.2  Unaudited financial statements
                 of Financial Guaranty Insurance
                 Company as of June 30, 1996.            7



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